                                                                    EXHIBIT 10.1


                         AMENDMENT TO CREDIT AGREEMENT


          This AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is entered into as of August 1, 1995, by and among MDT CORPORATION, a Delaware corporation ("MDT"), MDT BIOLOGIC COMPANY, a Delaware corporation ("Biologic"), MDT DIAGNOSTIC COMPANY, a Delaware corporation ("Diagnostic"), MDT CANADA LIMITED, an Ontario Canada corporation ("Canada"), MDT TECHNIONIC COMPANY, a Delaware corporation ("Technionic") (each individually, a "Company" and collectively, the "Companies"), the financial institutions listed on the signature pages of the below-referenced Credit Agreement under the heading "BANKS" (each a "Bank" and, collectively, the "Banks") and WELLS FARGO BANK, NATIONAL ASSOCIATION as agent for the Banks thereunder (in such capacity, the "Agent"), with reference to the following facts:

     A. The Companies (other than Technionic), the Banks, and the Agent heretofore have entered into that certain Credit Agreement, dated as of August 20, 1993 (as the same may be amended, restated, modified, or supplemented from time to time, the "Credit Agreement");

     B. The Companies have requested the Banks and the Agent to amend the Credit Agreement to, among other things, add Technionic as an additional co-borrower, increase the amount of the Term Facility Commitment, reduce the interest rates, modify certain financial covenants, and extend the Final Maturity Date and the Revolving Maturity Date, and the requisite Banks and the Agent are willing to so amend the Credit Agreement, in accordance with the terms hereof; and

     C. All capitalized terms used herein and not defined herein shall have the meanings ascribed to them in the Credit Agreement.

          NOW, THEREFORE, in consideration of the above recitals and the mutual premises contained herein and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the Companies, the Banks, and the Agent hereby agree as follows:

          1.   Technionic Joinder.  Technionic hereby joins in and agrees to be
               ------------------
bound by each and all of the provisions of the Credit Agreement, as amended by this Amendment, as a Company thereunder, and each of the other parties to the Credit Agreement hereby consent to such joinder by Technionic.

          2.   Amendments to Credit Agreement.
               ------------------------------

               a. The following defined terms hereby are added to Section 1.1 of the Credit Agreement in alphabetical order:

               "August 1, 1995 Amendment" means that certain Amendment to Credit
                ------------------------
     Agreement, dated as of August 1, 1995, by and among the Companies, the Banks, and the Agent.

               "Technionic" means MDT Technionic Company, a Delaware
                ----------
     corporation.

               b. The respective definitions of "Company" and "Companies" contained in Section 1.1 of the Credit Agreement hereby are deleted in their entirety and the following hereby is substituted in lieu thereof:

               "Company" means, individually, any of MDT, Biologic, Diagnostic,
                -------
     Canada, and Technionic; and "Companies" means, collectively, MDT, Biologic,
                                  ---------
     Diagnostic, Canada, and Technionic.

               c.   The definition of "Final Maturity Date" contained in Section
1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Final Maturity Date" means August 1, 2000.
                -------------------

               d. The definition of "Guaranties" contained in Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Guaranties" means (i) the guaranties of Biologic, Diagnostic,
                ----------
     Canada, and Technionic, in the form of Exhibit G-1, each guaranteeing the
                                            -----------
     indebtedness of MDT under the Term Loans, (ii) the guaranties of MDT, Biologic, Diagnostic, and Technionic, in the form of Exhibit G-2, each
                                                          -----------
     guaranteeing the indebtedness of the others under the Revolving Credit, and
     (iii) the guaranty of Canada, in the form of Exhibit G-3, guaranteeing the
                                                  -----------
     indebtedness of MDT under the Revolving Credit.

               e.   The definition of "Revolving Credit Commitment" contained in
Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Revolving Credit Commitment" means, at the time any
                ---------------------------
     determination thereof is to be made, the total amount of the Banks' commitments under the Revolving Credit to extend credit to the Companies by means of Revolving Loans, the total amount of which, subject to Section
                                                                     -------
     4.1, shall be the aggregate of the amounts set forth under the name of each of the Banks as follows and, with respect to each Bank, shall be the amount set forth under its name as follows:


================================================================================
REVOLVING CREDIT           Bank: Wells Fargo Bank,        Bank: Chemical Bank
COMMITMENT OF:                   National Association
================================================================================
During the period          Nineteen Million Five          Ten Million Five
commencing on              Hundred Thousand Dollars       Hundred Thousand
August 1, 1995 and         ($19,500,000)                  Dollars ($10,500,000)
ending on the Revolving
Credit Maturity Date:
================================================================================


               f. The definition of "Revolving Credit Maturity Date" contained in Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Revolving Credit Maturity Date" means August 1, 1997.
                ------------------------------

               g. The definition of "Revolving Note" contained in Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Revolving Note" means one of the promissory notes of the
                --------------
     Companies, jointly and severally, each payable to the order of a Bank, substantially in the form of Exhibit R-1A and Exhibit R-1B, as the case may
                                  ------------     ------------
     be.

               h.   The definition of "Term Facility Commitment" contained in
Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Term Facility Commitment" means, at the time any determination
                ------------------------
     thereof is to be made, the total amount of the Banks' commitments to extend credit to MDT by means of the Term Loan, the total amount of which shall be the aggregate of the amounts set forth under the name of each of the Banks as follows and, with respect to each Bank, shall be the respective amount set forth under its name as follows:

  ==============================================================================
   TERM FACILITY            Bank:  Wells Fargo Bank,      Bank:  Chemical Bank
   COMMITMENT OF:                  National Association
  ==============================================================================
   During the period        Seven Million Eight           Four Million Two
   commencing on            Hundred Thousand Dollars      Hundred Thousand
   August 1, 1995 and       ($7,800,000)                  Dollars ($4,200,000)
   ending on the Final
   Maturity Date:
  ==============================================================================


               i. The definition of "Term Loan Note" contained in Section 1.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               "Term Loan Note" means one of the promissory notes issued by MDT,
                --------------
     each payable to the order of a Bank, substantially in the form of Exhibit
                                                                       -------
     T-1A and Exhibit T-1B, as the case may be.
     ----     ------------

               j. Item (v) of Section 1.2 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                         (v) References to agreements and other contractual instruments shall be deemed to include all subsequent amendments, restatements, supplements, renewals, extensions, and other modifications thereto or thereof, but only to the extent such amendments, restatements, supplements, renewals, extensions, and other modifications are not prohibited by the terms of the Loan Documents.

               k. Section 2.2 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               SECTION 2.2  Term Facility Commitment.  Subject to the terms and
                            ------------------------
     conditions hereof, each Bank severally agrees to make a Term Loan to MDT, in a single Borrowing, on August 1, 1995, pro-rata in proportion of its share of the Term Facility Commitment, in an aggregate amount not to exceed $12,000,000. Any amount of the Term Loans repaid may not be reborrowed.

               l. Section 2.6(a) of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (a)  Notes.  As evidence of the Indebtedness of the Companies to
                    -----
     each Bank resulting from the Revolving Loans made by such

     Bank under Section 2.1(a), the Companies, jointly and severally, on or
                --------------
     before August 1, 1995 and concurrently with the cancellation by each Bank and return to the Companies of the applicable then existing Revolving Note, shall execute and deliver for the account of each Bank a replacement Revolving Note (in the form of Exhibit R-1A or Exhibit R-1B, as the case
                                    ------------    ------------
     may be), dated as of August 1, 1995, setting forth such Bank's Revolving Credit Commitment as the maximum principal amount thereof. As evidence of the Indebtedness of MDT to each Bank resulting from the Term Loan made by such Bank under Section 2.2, MDT on or before August 1, 1995 and
                     -----------
     concurrently with the cancellation by each Bank and return to the Companies of the applicable then existing Term Loan Note, shall execute and deliver for the account of each Bank a replacement Term Loan Note, dated as of August 1, 1995, setting forth such Bank's Term Facility Commitment as the maximum principal amount thereof; provided, however, that MDT shall pay
                                       --------  -------
     each Bank the installment due August 1, 1995 under the applicable Term Loan
     Note in effect immediately prior to executing and delivering to that Bank the replacement Term Loan Note in the form of Exhibit T-1A or Exhibit T-1B,
                                                   ------------    ------------
     as the case may be.

               m. Item (i) of Section 3.1(a) of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

                         (i) in respect of each Base Rate Portion thereof, at a fluctuating rate per annum equal at all times to the Base Rate; and

               n. Section 3.1(b) of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (b)  Interest Rate-Term Loans.  MDT shall pay interest on the
                    ------------------------
     unpaid principal balance of each Term Loan from the date of such Term Loan until the maturity thereof, at a fluctuating rate per annum equal at all times to the Base Rate plus one-quarter of one percent (1/4%). It is
                            ----
     expressly understood and agreed that MDT shall not have the option to convert all or any portion of the Term Loans to Loans that bear interest at the LIBOR Rate.

               o. Section 4.2(b) of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (b)  Term Loans.  MDT shall repay to the Banks the aggregate
                    ----------
     principal amount of the Term Loans in sixty (60) equal consecutive monthly installments, commencing September 1, 1995, with subsequent installments payable on the first (1st) day of each calendar month thereafter (or, if such first day is not a Business Day, then on the immediately succeeding Business Day), to and including the Final Maturity Date; provided, however, that the last such installment shall be in an
           --------  -------
     amount necessary to repay in full the aggregate unpaid principal amount of the Term Loans.

               p. Section 8.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               SECTION 8.1     Legal Status.
                               ------------

               Each Company (other than Technionic) is a corporation duly organized and existing and in good standing under the laws of the state of its incorporation as indicated in the opening paragraph of this Agreement, Technionic is a corporation duly organized and existing and in good standing under the laws of Delaware, and each Company is qualified or licensed to do business, and is in good standing as a foreign corporation, if applicable, in all jurisdictions in which such qualification or licensing is required except where the failure to so qualify or to be so licensed would not have a Material Adverse Effect.

               q. Subsection (d) of Section 9.9 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (d) Cash Flow Coverage Ratio not less than 1.5 to 1.0 on an annual basis, determined as of the end of each fiscal year.

               r. Subsection (f) of Section 9.9 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               (f) The Companies shall have a profit before taxes on a consolidated, year-to-date basis, of (i) at least One Million Dollars ($1,000,000) as of the end of each fiscal second quarter, and (ii) at least Two Million Five Hundred Thousand Dollars ($2,500,000) as of each fiscal year end.

               s. Section 10.1 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               SECTION 10.1    Use of Funds.
                               ------------

               Use (a) the proceeds of any of the Revolving Loans except for working capital needs and general corporate purposes of the Companies, (b) the proceeds of the Term Loans except for the repayment of indebtedness of MDT existing as of the date immediately preceding the First Amendment Date in the approximate amount of Six Million Three Hundred Thirty Three Thousand Dollars ($6,333,000) and otherwise for working capital needs and general corporate purposes of the Companies, and (c) the Letters of Credit in a manner inconsistent with Section 2.1(b) or any
                                                     --------------
     Letter of Credit Agreement.

               t. Section 10.3 of the Credit Agreement hereby is deleted in its entirety and the following hereby is substituted in lieu thereof:

               SECTION 10.3    Other Indebtedness.
                               ------------------

               Create, incur, assume or permit to exist any indebtedness or liabilities resulting from borrowings, loans or advances, whether secured or unsecured, matured or unmatured, liquidated or unliquidated, joint or several, except: (a) the Indebtedness; (b) any other liabilities of the Companies existing as of the date on which the Companies execute and deliver the August 1, 1995 Amendment and disclosed in the financial statements furnished to the Agent pursuant to Section 9.3; (c) capital
                                                   -----------
     lease liabilities existing as of the date on which the Companies execute and deliver the August 1, 1995 Amendment; (d) indebtedness at any time owing to any of the other Companies; (e) indebtedness in respect of trade credit at any time owing or incurred to acquire goods, supplies or services in the ordinary course of business; (f) indebtedness created at any time pursuant to guaranties permitted under Section 10.5; (g) indebtedness
                                            ------------
     created at any time pursuant to an issuance of Debt Securities so long as the net cash proceeds thereof are paid to the Agent to the extent required by and in accordance with Section 4.3(b); provided, however, that the
                               --------------  --------  -------
     Companies, in the aggregate, may incur up to an additional $1,000,000 in new operating or capital lease liabilities, indebtedness in connection with capital expenditures permitted under Section 10.2, indebtedness in
                                          ------------
     connection with mergers or acquisition permitted under Section 10.4, or
                                                            ------------
     other indebtedness in any fiscal year.

               u. The words "and (c)" in the second sentence of Section 10.4 of the Credit Agreement hereby is deleted and replaced with "(c)" and the following hereby is added to the end of such sentence immediately preceding the period:

     ; and (d) MDT may form Technionic as a wholly-owned subsidiary and Biologic may transfer to Technionic, subject to Agent's Liens thereon, all or substantially all of Biologic's parts and consumables business and assets and liabilities related thereto effective as of April 1, 1995.

               v.   The notice address for any of the Companies set forth in
Section 14.9 of the Credit Agreement hereby is deleted and the following hereby is substituted in lieu thereof:

               c/o MDT CORPORATION
               1009 Slater Road, Suite 200
               Morrisville, NC 27560
               Attention: Thomas Hein
               Telefacsimile: (919) 941-9755

               w. A new Section 8.12 hereby is added to the Credit Agreement as follows:

               SECTION 8.12  Chief Executive Offices of the Companies and
                             --------------------------------------------
     Mailing Addresses of the Companies.
     ----------------------------------

               The chief executive office of MDT is located at the address set forth in Section 14.9. The chief executive office of each of Biologic and
              ------------
     Technionic is 1777 East Henrietta Road, Henrietta, NY 14623-3077. The chief executive office of Diagnostic is 7371 Spartan Boulevard East, North Charleston, SC 29411-8444. The chief executive office of Canada is 2740 Matheson Boulevard East, Unit Two, Mississauga, Ontario, Canada L4W 4X3. A mailing address for each of the Companies is the address set forth in
     Section 14.9.
     ------------

          3.   Bovie Sale Proceeds Limited Waiver.  Section 4.3(b) of the Credit
               ----------------------------------
Agreement to the contrary notwithstanding, the Companies shall not be required to apply as a mandatory prepayment to the Term Loans the portion specified in such section of the net cash proceeds from the sale by Diagnostic of the "Bovie" product line of electrosurgical generators under that certain Agreement of Purchase and Sale of Assets, dated as of June 4, 1995, among MDT, Diagnostic, and Maxxim Medical, Inc. The Companies shall use the net cash proceeds from such sale for working capital needs and general corporate purposes of the Companies.

          4.   Conditions to Amendment.  The satisfaction of each of the
               -----------------------
following shall constitute conditions precedent (or, if indicated as such, as a condition concurrent) to the effectiveness of this Amendment:

               a. Each Bank shall have received the following documents, duly executed, and each such document shall be in full force and effect:

                    (1)  a Revolving Note, in the form of Exhibit R-1A or
                                                          ------------
                         Exhibit R-1B, as the case may be;
                         ------------

                    (2)  a Term Loan Note, in the form of Exhibit T-1A or
                                                          ------------
                         Exhibit T-1B, as the case may be;
                         ------------

                    (3)  the Guaranties by Technionic;

                    (4)  the Security Agreement by Technionic;

                    (5) such UCC-1 Financing Statements and UCC-2/-3 Amendments and other documents as may be deemed necessary by the Agent for the creation, perfection, and continued perfection of all security interests granted pursuant to the Security Agreements;

               b. The Agent shall have received the Amendment to Other Loan Documents, attached hereto as Exhibit A-1, duly executed by each guarantor under
                              -----------
the Guaranties;

               c. The Agent shall have received the Reaffirmation and Consent of Guarantor, attached hereto as Exhibit A-2, duly executed by CESCO;
                                 -----------

               d. The Agent shall have received a certificate from the Secretary of each Company attesting to the incumbency and signatures of authorized officers of that Company and to the resolutions of that Company's Board of Directors authorizing its execution and delivery of this Amendment, the Amendment to Other Loan Documents attached hereto as Exhibit A-1, and the other
                                                     -----------
Loan Documents to which it is a party and contemplated in this Amendment and the performance of this Amendment, the Agreement as amended by this Amendment, such reaffirmation and consent, and such other Loan Documents, and authorizing specific officers of Borrower to execute and deliver the same;

               e. The Agent shall have received a certificate from the Secretary of CESCO attesting to the incumbency and signatures of authorized officials of CESCO and to the resolutions of CESCO's Board of Directors authorizing its execution and delivery of the reaffirmation and consent of Guarantor attached hereto as Exhibit A-2, the other Loan Documents to which it
                             -----------
is a party and contemplated in this Amendment and the performance thereof, and authorizing specific officers of CESCO to execute and deliver the same;

               f. The representations and warranties in this Amendment, the Credit Agreement as amended by this Amendment, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

               g. No Event of Default or event which with the giving of notice or passage of time would constitute an Event of Default shall have occurred and be continuing on the date hereof, nor shall result from the consummation of the transactions contemplated herein;

               h. No injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any governmental authority against the Companies, the Banks, the Agent, or any of their respective Affiliates; and

               i. All other documents and legal matters in connection with the transactions contemplated by this Amendment shall have been delivered or executed or recorded and shall be in form and substance satisfactory to the Agent and its counsel.

          5.   Representations and Warranties.  Each of the Companies hereby
               ------------------------------
represents and warrants to the Banks and the Agent that: (a) the execution, delivery, and performance of this Amendment and the Credit Agreement as amended by this Amendment are within its corporate powers, have been duly authorized by all necessary corporate action, and, except for such instances that could not reasonably be expected to have a Material Adverse Effect, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; and (b) this Amendment and the Credit Agreement as amended by this Amendment constitute its legal, valid, and binding obligations, enforceable against it in accordance with their respective terms, except as the enforceability hereof or thereof may be affected by: (a) bankruptcy, insolvency, reorganization, moratorium, or other similar laws affecting the enforcement of creditors' rights generally; or (b) the limitation of certain remedies by certain equitable principles of general applicability.

          6.   Effect on Loan Documents.  The Credit Agreement, as amended
               ------------------------
hereby, and the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver or as an amendment of any right, power, or remedy of the Agent or the Banks, nor as a consent to any further or other matter, under the Loan Documents.

          7.   Miscellaneous.
               -------------

               a. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

               b. Upon the effectiveness of this Amendment, each reference in the Loan Documents to the "Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by this Amendment.

               c. Upon the effectiveness of this Amendment, each reference in the Credit Agreement or the other Loan Documents to any of Exhibit R-1A, Exhibit
                                                           ------------  -------
R-1B, Exhibit T-1A, or Exhibit T-1B attached to the Credit Agreement shall mean
----  ------------     ------------
and refer to Exhibit R-1A, Exhibit R-1B, Exhibit T-1A, or Exhibit T-1B, as the
             ------------  ------------  ------------     ------------
case may be, attached to this Amendment.

               d. This Amendment shall be governed by and construed in accordance with the laws of the State of California.

               e. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Amendment by signing any such counterpart.


                 [Remainder of page intentionally left blank.]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.


MDT CORPORATION                             MDT DIAGNOSTIC COMPANY



By:  /s/ Thomas Hein                        By:  /s/ Thomas Hein
   ---------------------------------           ---------------------------------

Title:  V.P. Finance and Treasurer          Title:  Treasurer
      ------------------------------              ------------------------------

MDT BIOLOGIC COMPANY                        MDT CANADA LIMITED



By:  /s/ Thomas Hein                        By  /s/ Thomas Hein
   ---------------------------------          ----------------------------------

Title:  Treasurer                           Title:  Treasurer
      ------------------------------              ------------------------------

                                            MDT TECHNIONIC COMPANY



                                            By  /s/ Thomas Hein
                                              ----------------------------------

                                            Title:  Treasurer
                                                  ------------------------------

                                            WELLS FARGO BANK, NATIONAL
                                            ASSOCIATION, as the Agent and a Bank



                                            By:  /s/ John R. Randall
                                               ---------------------------------
                                               John R. Randall
                                               Vice President

                                            Address:

                                            WELLS FARGO BANK,
                                             NATIONAL ASSOCIATION
                                            South Bay Regional Commercial
                                             Banking Office
                                            111 W. Ocean Boulevard, Suite 300
                                            Long Beach, California  90802
                                            Attn:  John R. Randall
                                            Telecopier:  (310) 437-6698

                                            CHEMICAL BANK



                                            By:  /s/ Virginia Allen
                                               ---------------------------------

                                            Title:  Vice President
                                                  ------------------------------

                                            Address:

                                            CHEMICAL BANK
                                            300 Linden Oaks
                                            2nd Floor
                                            Rochester, New York 14625
                                            Attn:  Virginia Allen
                                            Telecopier:  (716) 586-6305

                                  EXHIBIT A-1
                                  -----------


                       Amendment to Other Loan Documents


          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment to Credit Agreement, dated as of August 1, 1995 (the "Amendment").

          Each of the undersigned hereby agrees that each reference in the Loan Documents to the "Credit Agreement", "thereunder", "therein", "thereof" or words of like import referring to the Credit Agreement shall mean and refer to the Credit Agreement as amended by the Amendment.

          Each of the undersigned party to a Security Agreement in the form of Exhibit S-1 hereby agrees that the exceptions in Section 4(d) and Section
-----------
5(b)(vi), respectively, of such Security Agreement for sales or for sales or other transfers, as the case may be, to one or more of the Companies (other than itself, Canada, and Technionic) shall be replaced by an exception for sales or for sales or other transfers, as the case may be, to the Companies (other than itself and Canada).

          Each of the undersigned party to a Guaranty in the form of Exhibit G-2
                                                                     -----------
hereby agrees that the definition of "MDT Companies" and any reference to "MDT Companies" in such Guaranty shall be deemed to include Technionic.

          Each of the undersigned hereby (a) represents and warrants to the Agent and the Banks that the execution, delivery, and performance of this Amendment to Other Loan Documents are within its corporate powers, have been duly authorized by all necessary corporate action, and, except for such instances that could not reasonably be expected to have a Material Adverse Effect, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected; (b) consents to the amendment of the Credit Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agent and the Banks under its guaranty and any other Loan Documents to which it is a party (as may be amended hereby); and (d) agrees that its guaranty and any such other Loan Documents (as may be amended hereby) are and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agent and the Banks have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Each of the undersigned also hereby agrees to execute and deliver all agreements, documents,

                                     A-1-1
and instruments, in form and substance satisfactory to the Agent, and take all actions as the Agent may reasonably request from time to time, to fully consummate the transactions contemplated under the Amendment and the Credit Agreement, as amended by the Amendment.


                                            MDT CORPORATION

                                            By:   /s/ Thomas Hein
                                               ---------------------------------

                                            Printed Name:   Thomas Hein
                                                          ----------------------

                                            Title:  V.P. Finance and Treasurer
                                                  ------------------------------

                                            MDT BIOLOGIC COMPANY

                                            By:   /s/ Thomas Hein
                                               ---------------------------------

                                            Printed Name:   Thomas Hein
                                                          ----------------------

                                            Title:  Treasurer
                                                  ------------------------------

                                            MDT DIAGNOSTIC COMPANY

                                            By:   /s/ Thomas Hein
                                               ---------------------------------

                                            Printed Name:   Thomas Hein
                                                          ----------------------

                                            Title:  Treasurer
                                                  ------------------------------

                                            MDT CANADA LIMITED

                                            By:   /s/ Thomas Hein
                                               ---------------------------------

                                            Printed Name:   Thomas Hein
                                                         -----------------------

                                            Title:  Treasurer
                                                  ------------------------------

                                     A-1-2

                                  EXHIBIT A-2
                                  -----------


                    Reaffirmation and Consent of Guarantor


          All capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in that certain Amendment to Credit Agreement, dated as of August 1, 1995 (the "Amendment"). Each of the undersigned hereby (a) represents and warrants to the Agent and the Banks that the execution, delivery, and performance of this Reaffirmation and Consent of Guarantors are within its corporate powers, have been duly authorized by all necessary corporate action, and, except for such instances that could not reasonably be expected to have a Material Adverse Effect, are not in contravention of any law, rule, or regulation, or any order, judgment, decree, writ, injunction, or award of any arbitrator, court, or governmental authority, or of the terms of its charter or bylaws, or of any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;
(b) consents to the amendment of the Credit Agreement by the Amendment; (c) acknowledges and reaffirms its obligations owing to the Agent and the Banks under its guaranty and any other Loan Documents to which it is a party; and (d) agrees that its guaranty and any such other Loan Documents are and shall remain in full force and effect. Although each of the undersigned has been informed of the matters set forth herein and has acknowledged and agreed to same, it understands that the Agent and the Banks have no obligation to inform it of such matters in the future or to seek its acknowledgement or agreement to future amendments, and nothing herein shall create such a duty. Each of the undersigned also hereby agrees to execute and deliver all agreements, documents, and instruments, in form and substance satisfactory to the Agent, and take all actions as the Agent may reasonably request from time to time, to fully consummate the transactions contemplated under the Amendment and the Credit Agreement, as amended by the Amendment.



                                            CONSOLIDATED EQUIPMENT SUPPLY
                                            CORPORATION

                                            By:   /s/ Thomas Hein
                                                --------------------------------

                                            Printed Name:   Thomas Hein
                                                          ----------------------

                                            Title:  Treasurer
                                                  ------------------------------

                                  EXHIBIT G-1
                                  -----------


                                    Form of
                              Continuing Guaranty
                                 (Term Loans)


TO:  WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT

     1. GUARANTY; DEFINITIONS. For valuable consideration, the undersigned _______________________, a ________________ corporation ("Guarantor"), unconditionally guarantees and promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION, acting in its capacity as agent ("Agent") on behalf of the banks and other financial institutions ("Banks") that either now or in the future are signatories to that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995 (as so amended and as otherwise amended from time to time, the "Credit Agreement"), by and among MDT Corporation, MDT Biologic Company, MDT Diagnostic Company, MDT Canada Limited, and MDT Technionic Company, on the one hand, and, on the other hand, Agent and Banks, or order, on demand in lawful money of the United States of America and in immediately available funds, any Indebtedness of MDT CORPORATION, a Delaware corporation ("Borrower"), to Agent and Banks. The term "Indebtedness" is used herein in its most comprehensive sense and refers to any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising under those certain Term Loans to Borrower pursuant to the Credit Agreement, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable.

     2. MAXIMUM LIABILITY; SUCCESSIVE TRANSACTIONS; WRITTEN NOTICE OF REVOCATION; OBLIGATION UNDER OTHER GUARANTIES. The liability of Guarantor shall not exceed at any one time Ninety-Nine Percent (99%) of Guarantor's Net Worth. For purposes of the preceding sentence, "Net Worth" means the amount, calculated as of the date hereof, by which the sum of all of Guarantor's assets and property is greater than the sum of all of Guarantor's debts, at fair valuations, and after giving effect to the inclusion and exclusion of the matters included and excluded in determining whether a debtor is insolvent according to Section 548 of Title 11 of the United States Code and the California Uniform Fraudulent Transfer Act, California Civil Code Section 3439 et seq. Notwithstanding the foregoing, Agent may permit the Indebtedness of
-- ---
Borrower to exceed Guarantor's liability. All rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Borrower to Agent and Banks, including that arising under successive transactions which are

                                     G-1-1
refinancings of Indebtedness irrespective of whether the amount of such Indebtedness is increased or decreased, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of Borrower or Guarantor or any other event or proceeding affecting Borrower or Guarantor. Any notice of revocation of this Guaranty must be sent to Agent by registered U.S. mail, postage prepaid, addressed to its office at 111 W. Ocean Boulevard, Suite 300, Long Beach, California 90802, or at such other address as Agent shall from time to time designate. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of Borrower or any other persons heretofore or hereafter given to Agent or Banks unless said other guaranties are modified or revoked in writing; and this Guaranty shall not, unless herein provided, affect or invalidate any such other guaranties. The liability of Guarantor to Agent and Banks shall at all times be deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by Guarantor to Agent or any Bank and not expressly revoked, modified or invalidated.

     3. OBLIGATIONS INDEPENDENT; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other person, or whether Borrower or any other person is joined in any such action or actions. Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on Guarantor as of the date written below, regardless of whether Agent obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor's liability hereunder. The liability of Guarantor hereunder shall be reinstated and revived and the rights of Agent and Banks shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must be otherwise restored by Agent and Banks, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Agent in its sole discretion; provided however, that if Agent chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Agent and Banks harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Agent in connection therewith, including without limitation, in any litigation with respect thereto.

     4. AUTHORIZATIONS TO AGENT AND BANKS. Guarantor authorizes Agent and Banks either before or after revocation hereof, without notice to or demand

                                     G-1-2
on Guarantor, and without affecting Guarantor's liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Agent in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness, or any part thereof, or any party thereto; and (e) apply payments received by Agent or any Bank from Borrower to any Indebtedness of Borrower to Agent and Banks, in such order as Agent shall determine in its sole discretion, whether or not any such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Agent may without notice assign this Guaranty in whole or in part. Upon Agent's request, Guarantor agrees to provide to Agent and Banks copies of Guarantor's financial statements.

     5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Agent that: (a) this Guaranty is executed at Borrower's request; (b) Guarantor shall not, without the prior written consent of Agent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of business or as otherwise permitted under the Credit Agreement; (c) Agent and Banks have made no representation to Guarantor as to the creditworthiness of Borrower; and (d) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Agent and Banks shall have no obligation to disclose to Guarantor any information or material about Borrower which is acquired by Agent or any Bank in any manner.

     6. GUARANTOR'S WAIVERS. (a) Guarantor waives any right to require Agent to: (i) proceed against any person, including Borrower; (ii) proceed against or exhaust any security held from Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9504 of the California Uniform Commercial Code; (iv) pursue any other remedy in Agent's power; or (v) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Agent or any Bank as security or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness.

                                     G-1-3

     (b) Guarantor waives any defense based upon or arising by reason of: (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower if a corporation, partnership or other type of entity, or any defect in the formation of such Borrower; (iv) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to Agent or intended or understood by Agent or Guarantor; (v) any act or omission by Agent or any Bank which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (vi) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of the Indebtedness, or any part thereof, including increase or decrease of the rate of interest thereon. Until all Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any defense Guarantor may have based upon any election of remedies by Agent which destroys Guarantor's subrogation rights or Guarantor's right to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower's Indebtedness (including without limitation, Sections 726 and 580d of the California Code of Civil Procedure as from time to time amended). Until all Indebtedness of Borrower to Agent and Banks shall have been paid in full, Guarantor further waives any right to enforce any remedy which Agent or any Bank now has or may hereafter have against Borrower or any other person, and waives any benefit of, or any right to participate in, any security whatsoever now or hereafter held by Agent.

     7. GUARANTOR'S UNDERSTANDINGS WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

     8. AGENT'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN POSSESSION OF AGENT. In addition to all liens upon, and rights of setoff against the monies, securities or other property of Guarantor given to Agent by law, Agent shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Agent, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on

                                     G-1-4
the part of Agent, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Agent.

     9. SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Any Indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to Agent and Banks. Such Indebtedness of Borrower to Guarantor is assigned to Agent as security for this Guaranty and the Indebtedness and, if Agent requests, shall be collected and received by Guarantor as trustee for Agent and paid over to Agent on account of the Indebtedness of Borrower to Agent and Banks but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes now or hereafter evidencing such Indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Agent so requests, shall be delivered to Agent. Guarantor will, and Agent is hereby authorized, in the name of Guarantor from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other actions as Agent deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

     10. DISCLOSURE OF INFORMATION. Guarantor acknowledges that Agent and Banks have the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrower to Agent and Banks and any obligations with respect thereto, including this Guaranty, in accordance with Section 14.7 of the Credit Agreement. In
                                  ------------
connection therewith and subject to Section 14.15 of the Credit Agreement, Agent
                                    -------------
and Banks may disclose all documents and information which Agent or any Bank now has or hereafter acquires relating to Guarantor and this Guaranty, whether furnished by Borrower, Guarantor or otherwise. Guarantor further agrees that Agent and Banks may disclose such documents and information to Borrower.

     11. COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantor shall pay to Agent, immediately upon demand and in accordance with the terms of the Credit Agreement, the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Agent's in-house counsel), incurred by Agent in exercising any right, power, privilege or remedy conferred by this Guaranty or in the enforcement thereof.

     12. SUCCESSORS, ASSIGNS; GOVERNING LAW. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of the State of California.

                                     G-1-5

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of August 1, 1995.

                                            [NAME]



                                            By__________________________________

                                              Title:

                                     G-1-6

                                  EXHIBIT G-2
                                  -----------


                                    Form of
                              Continuing Guaranty
                               (Revolving Loans)


TO:  WELLS FARGO BANK, NATIONAL ASSOCIATION, AS AGENT

     1. GUARANTY; DEFINITIONS. For valuable consideration, the undersigned ________________________, a _____________ corporation ("Guarantor"), unconditionally guarantees and promises to pay to WELLS FARGO BANK, NATIONAL ASSOCIATION, acting in its capacity as agent ("Agent") on behalf of the banks and other financial institutions ("Banks") that either now or in the future are signatories to that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995 (as so amended or as otherwise amended from time to time, the "Credit Agreement"), by and among MDT Corporation, MDT Biologic Company, MDT Diagnostic Company, MDT Canada Limited and Guarantor (collectively, the "MDT Companies"), on the one hand, and, on the other hand, Agent and Banks, or order, on demand in lawful money of the United States of America and in immediately available funds, any Indebtedness of the MDT Companies (other than Guarantor) (collectively, "Borrower"), to Agent and Banks. The term "Indebtedness" is used herein in its most comprehensive sense and refers to any and all advances, debts, obligations and liabilities of Borrower heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising under those certain Revolving Loans to Borrower pursuant to the Credit Agreement, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, and whether Borrower may be liable individually or jointly, or whether recovery upon such Indebtedness may be or hereafter become unenforceable.

     2. MAXIMUM LIABILITY; SUCCESSIVE TRANSACTIONS; WRITTEN NOTICE OF REVOCATION; OBLIGATION UNDER OTHER GUARANTIES. The liability of Guarantor shall not exceed at any one time the sum of THIRTY MILLION DOLLARS ($30,000,000) for principal, plus all interest thereon and costs and expenses pertaining to the enforcement of this Guaranty or the collection of the Indebtedness of Borrower to Agent and Banks. Notwithstanding the foregoing, Agent may permit the Indebtedness of Borrower to exceed Guarantor's liability. All rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of Borrower to Agent and Banks, including that arising under successive transactions which are refinancings of Indebtedness irrespective of whether the amount of such Indebtedness is increased or decreased, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of Borrower or Guarantor or any other event or proceeding affecting Borrower or Guarantor. Any notice of revocation of this Guaranty must be sent to

                                     G-2-1

Agent by registered U.S. mail, postage prepaid, addressed to its office at 111
W. Ocean Boulevard, Suite 300, Long Beach, California 90802, or at such other address as Agent shall from time to time designate. The obligations of Guarantor hereunder shall be in addition to any obligations of Guarantor under any other guaranties of any liabilities or obligations of Borrower or any other persons heretofore or hereafter given to Agent or Banks unless said other guaranties are modified or revoked in writing; and this Guaranty shall not, unless herein provided, affect or invalidate any such other guaranties. The liability of Guarantor to Agent and Banks shall at all times be deemed to be the aggregate liability of Guarantor under the terms of this Guaranty and of any other guaranties heretofore or hereafter given by Guarantor to Agent or any Bank and not expressly revoked, modified or invalidated.

     3. OBLIGATIONS INDEPENDENT; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations hereunder are independent of the obligations of Borrower, and a separate action or actions may be brought and prosecuted against Guarantor whether action is brought against Borrower or any other person, or whether Borrower or any other person is joined in any such action or actions. Guarantor acknowledges that there are no conditions precedent to the effectiveness of this Guaranty, and that this Guaranty is in full force and effect and is binding on Guarantor as of the date written below, regardless of whether Agent obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor. Guarantor waives the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to Guarantor's liability hereunder. The liability of Guarantor hereunder shall be reinstated and revived and the rights of Agent and Banks shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must be otherwise restored by Agent and Banks, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Agent in its sole discretion; provided however, that if Agent chooses to contest any such matter at the request of Guarantor, Guarantor agrees to indemnify and hold Agent and Banks harmless from and against all costs and expenses, including reasonable attorneys' fees, expended or incurred by Agent in connection therewith, including without limitation, in any litigation with respect thereto.

     4. AUTHORIZATIONS TO AGENT AND BANKS. Guarantor authorizes Agent and Banks either before or after revocation hereof, without notice to or demand on Guarantor, and without affecting Guarantor's liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including increase or decrease of the rate of interest thereon; (b) take and hold security

                                     G-2-2
for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive and release any such security; (c) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement or deed of trust, as Agent in its discretion may determine; (d) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness, or any part thereof, or any party thereto; and (e) apply payments received by Agent or any Bank from Borrower to any Indebtedness of Borrower to Agent and Banks, in such order as Agent shall determine in its sole discretion, whether or not any such Indebtedness is covered by this Guaranty, and Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Agent may without notice assign this Guaranty in whole or in part. Upon Agent's request, Guarantor agrees to provide to Agent and Banks copies of Guarantor's financial statements.

     5. REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Agent that: (a) this Guaranty is executed at Borrower's request; (b) Guarantor shall not, without the prior written consent of Agent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of Guarantor's assets other than in the ordinary course of business or as otherwise permitted under the Credit Agreement; (c) Agent and Banks have made no representation to Guarantor as to the creditworthiness of Borrower; and (d) Guarantor has established adequate means of obtaining from Borrower on a continuing basis financial and other information pertaining to Borrower's financial condition. Guarantor agrees to keep adequately informed from such means of any facts, events or circumstances which might in any way affect Guarantor's risks hereunder, and Guarantor further agrees that Agent and Banks shall have no obligation to disclose to Guarantor any information or material about Borrower which is acquired by Agent or any Bank in any manner.

     6. GUARANTOR'S WAIVERS. (a) Guarantor waives any right to require Agent to: (i) proceed against any person, including Borrower; (ii) proceed against or exhaust any security held from Borrower or any other person; (iii) give notice of the terms, time and place of any public or private sale of personal property security held from Borrower or any other person, or otherwise comply with the provisions of Section 9504 of the California Uniform Commercial Code; (iv) pursue any other remedy in Agent's power; or (v) make any presentments or demands for performance, or give any notices of nonperformance, protests, notices of protest or notices of dishonor in connection with any obligations or evidences of indebtedness held by Agent or any Bank as security or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness.

     (b) Guarantor waives any defense based upon or arising by reason of: (i) any disability or other defense of Borrower or any other person; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of

                                     G-2-3

Borrower or any other person; (iii) any lack of authority of any officer, director, partner, agent or any other person acting or purporting to act on behalf of Borrower if a corporation, partnership or other type of entity, or any defect in the formation of such Borrower; (iv) the application by Borrower of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrower to Agent or intended or understood by Agent or Guarantor; (v) any act or omission by Agent or any Bank which directly or indirectly results in or aids the discharge of Borrower or any Indebtedness by operation of law or otherwise; or (vi) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of the Indebtedness, or other change in the terms of the Indebtedness, or any part thereof, including increase or decrease of the rate of interest thereon. Until all Indebtedness shall have been paid in full, Guarantor shall have no right of subrogation, and Guarantor waives any defense Guarantor may have based upon any election of remedies by Agent which destroys Guarantor's subrogation rights or Guarantor's right to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any rights, powers or remedies of Borrower in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrower's Indebtedness (including without limitation, Sections 726 and 580d of the California Code of Civil Procedure as from time to time amended). Until all Indebtedness of Borrower to Agent and Banks shall have been paid in full, Guarantor further waives any right to enforce any remedy which Agent or any Bank now has or may hereafter have against Borrower or any other person, and waives any benefit of, or any right to participate in, any security whatsoever now or hereafter held by Agent.

     7. GUARANTOR'S UNDERSTANDINGS WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any of said waivers are determined to be contrary to any applicable law or public policy, such waivers shall be effective only to the extent permitted by law.

     8. AGENT'S RIGHTS WITH RESPECT TO GUARANTOR'S PROPERTY IN POSSESSION OF AGENT. In addition to all liens upon, and rights of setoff against the monies, securities or other property of Guarantor given to Agent by law, Agent shall have a lien upon and a right of setoff against all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Agent, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Agent, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full

                                     G-2-4
force and effect until such right of setoff or lien is specifically waived or released by an instrument in writing executed by Agent.

     9. SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Any Indebtedness of Borrower now or hereafter held by Guarantor is hereby subordinated to the Indebtedness of Borrower to Agent and Banks. Such Indebtedness of Borrower to Guarantor is assigned to Agent as security for this Guaranty and the Indebtedness, if Agent requests, shall be collected and received by Guarantor as trustee for Agent and paid over to Agent on account of the Indebtedness of Borrower to Agent and Banks but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty. Any notes now or hereafter evidencing such Indebtedness of Borrower to Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Agent so requests, shall be delivered to Agent. Guarantor will, and Agent is hereby authorized, in the name of Guarantor from time to time to execute and file financing statements and continuation statements and execute such other documents and take such other actions as Agent deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

     10. DISCLOSURE OF INFORMATION. Guarantor acknowledges that Agent and Banks have the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrower to Agent and Banks and any obligations with respect thereto, including this Guaranty, in accordance with Section 14.7 of the Credit Agreement. In
                                  ------------
connection therewith and subject to Section 14.15 of the Credit Agreement, Agent
                                    -------------
and Banks may disclose all documents and information which Agent or any Bank now has or hereafter acquires relating to Guarantor and this Guaranty, whether furnished by Borrower, Guarantor or otherwise. Guarantor further agrees that Agent and Banks may disclose such documents and information to Borrower.

     11. COSTS, EXPENSES AND ATTORNEYS' FEES. Guarantor shall pay to Agent, immediately upon demand and in accordance with the terms of the Credit Agreement, the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Agent's in-house counsel), incurred by Agent in exercising any right, power, privilege or remedy conferred by this Guaranty or in the enforcement thereof.

     12. SUCCESSORS, ASSIGNS; GOVERNING LAW. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties, and shall be governed by and construed in accordance with the laws of the State of California.

                                     G-2-5

     IN WITNESS WHEREOF, the undersigned Guarantor has executed this Guaranty as of August 1, 1995.

                                            [NAME]



                                            By__________________________________

                                              Title:

                                     G-2-6

                                 EXHIBIT R-1A
                                 ------------


                                    Form of
                     Amended and Restated Promissory Note


$19,500,000                                                       August 1, 1995


     FOR VALUE RECEIVED, the undersigned, MDT CORPORATION, MDT BIOLOGIC COMPANY, MDT DIAGNOSTIC COMPANY, MDT CANADA LIMITED, and MDT TECHNIONIC COMPANY (each, a "Company" and collectively, the "Companies") HEREBY UNCONDITIONALLY PROMISE TO PAY to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Bank") on the Revolving Credit Maturity Date the principal sum of NINETEEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($19,500,000) or, if less, the aggregate outstanding principal amount of the Revolving Loans made by the Bank to the Companies pursuant to the Credit Agreement referred to below.

     The Companies further promise to pay interest on the Revolving Loans outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement. The obligations of the Companies hereunder are joint and several.

     Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent under the Credit Agreement (the "Agent"), at 420 Montgomery Street, San Francisco, California 94163.

     The Bank shall record the date and amount of each Revolving Loan made, each conversion to a different interest rate, each relevant Interest Period, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Bank's internal records; provided, however, that the Bank's failure so to record
                         --------  -------
shall not limit or otherwise affect the obligations of the Companies hereunder and under the Credit Agreement to repay the principal of and interest on the Revolving Loans.

     This promissory note amends and restates in full that certain Promissory Note, dated August 20, 1993, made by the undersigned to the order of the Bank, in the original principal amount of $21,000,000. This promissory note is one of the Revolving Notes referred to in, and is subject to, that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995 (as so amended, and as otherwise may be amended, restated, supplemented,

                                    R-1A-1
renewed, extended, or modified, the "Credit Agreement") among the Companies, certain financial institutions named therein as Banks (including the Bank) and the Agent. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

     The promissory note is secured by certain collateral more specifically described in the Credit Agreement and the Loan Documents.

     The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

     This promissory note is subject to prepayment in whole or in part as provided in the Credit Agreement.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.

                                            MDT CORPORATION


                                            By__________________________________

                                              Title:


                                            MDT BIOLOGIC COMPANY


                                            By__________________________________

                                              Title:


                                            MDT DIAGNOSTIC COMPANY


                                            By__________________________________

                                              Title:

                                    R-1A-2

                                            MDT CANADA LIMITED


                                            By__________________________________

                                              Title:


                                            MDT TECHNIONIC COMPANY


                                            By__________________________________

                                              Title:

                                    R-1A-3

                                 EXHIBIT R-1B
                                 ------------


                                    Form of
                     Amended and Restated Promissory Note


$10,500,000                                                       August 1, 1995


     FOR VALUE RECEIVED, the undersigned, MDT CORPORATION, MDT BIOLOGIC COMPANY, MDT DIAGNOSTIC COMPANY, MDT CANADA LIMITED, and MDT TECHNIONIC COMPANY (each, a "Company" and collectively, the "Companies") HEREBY UNCONDITIONALLY PROMISE TO PAY to the order of CHEMICAL BANK, (the "Bank") on the Revolving Credit Maturity Date the principal sum of TEN MILLION FIVE HUNDRED THOUSAND DOLLARS ($10,500,000) or, if less, the aggregate outstanding principal amount of the Revolving Loans made by the Bank to the Companies pursuant to the Credit Agreement referred to below.

     The Companies further promise to pay interest on the Revolving Loans outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement. The obligations of the Companies hereunder are joint and several.

     Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent under the Credit Agreement (the "Agent"), at 420 Montgomery Street, San Francisco, California 94163.

     The Bank shall record the date and amount of each Revolving Loan made, each conversion to a different interest rate, each relevant Interest Period, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Bank's internal records; provided, however, that the Bank's failure so to record
                         --------  -------
shall not limit or otherwise affect the obligations of the Companies hereunder and under the Credit Agreement to repay the principal of and interest on the Revolving Loans.

     This promissory note amends and restates in full that certain Promissory Note, dated August 20, 1993, made by the undersigned to the order of the Bank, in the original principal amount of $9,000,000. This promissory note is one of the Revolving Notes referred to in, and is subject to, that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995 (as so amended, and as otherwise may be amended, restated, supplemented,

                                    R-1B-1
renewed, extended, or modified, the "Credit Agreement") among the Companies, certain financial institutions named therein as Banks (including the Bank) and the Agent. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

     The promissory note is secured by certain collateral more specifically described in the Credit Agreement and the Loan Documents.

     The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

     This promissory note is subject to prepayment in whole or in part as provided in the Credit Agreement.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


                                            MDT CORPORATION


                                            By__________________________________

                                              Title:


                                            MDT BIOLOGIC COMPANY


                                            By__________________________________

                                              Title:


                                            MDT DIAGNOSTIC COMPANY


                                            By__________________________________

                                              Title:

                                    R-1B-2

                                            MDT CANADA LIMITED


                                            By__________________________________

                                              Title:


                                            MDT TECHNIONIC COMPANY


                                            By__________________________________

                                              Title:

                                    R-1B-3

                                  EXHIBIT S-1
                                  -----------


                                    Form of
                               Security Agreement


     1. GRANT OF SECURITY INTEREST. For valuable consideration, the undersigned _______________________, a _________________ corporation ("Debtor"), hereby grants and transfers to Secured Party (as defined below) a security interest in all of Debtor's right, title and interest in and to the following (collectively, the "Collateral"):

     (a) all accounts, deposit accounts, accounts receivable, chattel paper, instruments, documents and general intangibles (collectively, "Rights to Payment"), now existing or at any time hereafter, and prior to the termination hereof, arising (whether they arise from the sale, lease or other disposition of inventory or from performance of contracts for services, manufacture, construction, repair or otherwise or from any other source whatsoever), including all securities, guaranties, warranties, indemnity agreements, insurance policies and other agreements pertaining to the same or the property described therein, and in all goods returned by Debtor's customers;

     (b) all inventory, goods held for sale or lease or to be furnished under contract of service, goods so leased or furnished, raw materials, component parts, work in process or materials used or consumed in Debtor's business, now or at anytime hereafter, and prior to the termination hereof, owned or acquired by Debtor, wherever located, and all products thereof (collectively, "Inventory"), whether in the possession of Debtor, warehousemen, bailees or any other Person and whether located at Debtor's places of business or elsewhere;

     (c) all furniture, tools, machinery and equipment of every kind, now or at any time hereafter, and prior to the termination hereof, owned or acquired by Debtor, and all improvements, replacements, accessions and additions thereto (collectively, "Equipment"), wherever the same may be located;

together with whatever is receivable or received when any of the foregoing or the proceeds thereof are sold, leased, collected, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary, including without limitation all rights to payment, including returned premiums, with respect to any insurance relating to any of the foregoing and all rights to payment with respect to any cause of action affecting or relating to any of the foregoing (hereinafter called "Proceeds").

As used herein, the term "Secured Party" means Wells Fargo Bank, National Association, a national banking association ("Wells Fargo"), acting in its capacity as agent on behalf of the banks and other financial institutions (the "Banks") that either now or in the

                                     S-1-1
future are signatories to that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995, by and among Debtor, MDT Corporation, MDT Biologic Company, MDT Canada Limited and MDT Diagnostic Company, on the one hand, and, Secured Party and the Banks, on the other hand (as amended from time to time, the "Credit Agreement"). This Security Agreement is being executed and delivered by Debtor pursuant to the Credit Agreement. In the event of any direct conflict between the terms of the Credit Agreement and the terms hereof, the terms of the Credit Agreement shall control and govern. All terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.

     2. OBLIGATIONS SECURED. The obligations secured hereby are the payment and performance of: (a) the Indebtedness, and (b) all obligations of Debtor under this Agreement (collectively, the "Secured Obligations").

     3. TERMINATION. This Agreement will automatically terminate upon the indefeasible payment and performance in full of the Indebtedness and all other obligations of the Companies under the Loan Documents and the termination of the Commitment.

     4. REPRESENTATIONS AND WARRANTIES. Debtor represents and warrants to Secured Party that: (a) Debtor is the owner and has possession or control of the Collateral and Proceeds; (b) Debtor has the right to grant a security interest in the Collateral and Proceeds; (c) except as permitted under the Credit Agreement, all Collateral and Proceeds are free from Liens, adverse claims, setoffs, defaults, prepayments, defenses and conditions precedent of any kind or character; (d) with respect to Collateral consisting of Equipment, Debtor is not in the business of selling goods of the kind included within said Collateral, and Debtor acknowledges that no sale of any Equipment, including without limitation any Equipment which Debtor may deem to be surplus, has been or shall be consented to or acquiesced in by Secured Party, except sales to the Companies (other than Debtor and Canada) and except as otherwise permitted under the Credit Agreement; (e) to the best of Debtor's knowledge, all Persons appearing to be obligated on Rights to Payment and Proceeds have authority and capacity to contract and are bound as they appear to be; (f) all property subject to chattel paper has been legended or otherwise identified as being subject to the security interest of Secured Party; (g) to the best of Debtor's knowledge, all Rights to Payment and Proceeds comply with all applicable laws concerning form, content and manner of preparation and execution, including where applicable Federal Reserve Regulation Z and any State consumer credit laws except where noncompliance would not have a Material Adverse Effect; (h) all statements of Debtor herein are true and complete in all material respects; and
(i) no financing statement covering any of the Collateral or Proceeds, and naming any secured party other than Secured Party, is on file in any public office, except financing statements covering specific items of Equipment to the extent

                                     S-1-2
permitted by the terms of the Credit Agreement and except financing statements with respect to other Liens permitted under the Credit Agreement.

     5.   COVENANTS OF DEBTOR.

          (a) Debtor Agrees in General: (i) to pay Indebtedness secured hereby when due; (ii) to pay all expenses, including reasonable attorneys fees, incurred by Secured Party in the perfection, preservation, realization, enforcement and exercise of its rights, powers and remedies hereunder; (iii) to permit Secured Party to exercise its powers; (iv) to execute and deliver such documents as Secured Party deems reasonably necessary to create, perfect and continue the security interests contemplated hereby; and (v) not to change its chief place of business or the place where Debtor keeps its books and records concerning the Collateral and Proceeds without giving Secured Party thirty (30) days prior written notice of the address to which Debtor is moving same.

          (b) Debtor Agrees with Regard to the Collateral and Proceeds: (i) to insure Inventory and Equipment and, where applicable, Rights to Payment in accordance with the terms of the Credit Agreement; (ii) not to use any Inventory or Equipment for any unlawful purpose or in any way that would void any insurance required to be carried in connection therewith; (iii) not to remove Inventory or Equipment from Debtor's premises (except to any of the locations listed on Schedule 1 attached hereto) without the prior written consent of Secured Party and upon such terms and conditions as Secured Party may require, except for deliveries of Inventory to buyers in the ordinary course of Debtor's business and except any of the foregoing which consists of mobile goods as defined in the California Uniform Commercial Code, in which case Debtor agrees not to remove or permit the removal of the Inventory from its state of domicile for a period in excess of thirty (30) calendar days; (iv) with respect to Collateral consisting of Equipment, (A) to pay when due all license fees, registration fees and other charges in connection therewith and to operate such Equipment in accordance with all applicable statutes, rules and regulations relating to the use and control thereof, except to the extent that the failure so to pay or operate would not have a Material Adverse Effect, and (B) not to rent, lease or charter any such Equipment; (v) not to permit any Lien on the Collateral or Proceeds, including without limitation Liens arising from repairs to or storage of Inventory or Equipment, except in favor of Secured Party and except Liens permitted under the Credit Agreement; (vi) not to sell, hypothecate or dispose of any of the Collateral or Proceeds, or any interest therein, without the prior written consent of Secured Party, except sales of Inventory to buyers in the ordinary course of Debtor's business, sales or other transfers of Collateral and Proceeds to the Companies (other than Debtor and Canada), and sales or other transfers of Collateral and Proceeds that are permitted under the Credit Agreement; (vii) to furnish reports to Secured Party of all material acquisitions, returns, sales and other dispositions of the Inventory in such form and detail and at such times as Secured Party may reasonably require;
(viii) to permit Secured Party to inspect the Collateral at any reasonable time;
(ix) to keep, in accordance with generally accepted accounting principles, complete and

                                     S-1-3
accurate records regarding all Collateral and Proceeds, and to permit Secured Party to inspect the same at any reasonable time; (x) if requested by Secured Party, after the occurrence and during the continuance of an Event of Default, to receive and use reasonable and customary diligence to collect Rights to Payment and Proceeds, in trust and as the property of Secured Party, and to immediately endorse as appropriate and deliver such Rights to Payment and Proceeds to Secured Party daily in the exact form in which they are received together with a collection report in form satisfactory to Secured Party; (xi) if requested by Secured Party, after the occurrence and during the continuance of an Event of Default, not to commingle Rights to Payment, Proceeds or collections thereunder with other property; (xii) to give only normal allowances and credits and, if reasonably requested, to advise Secured Party thereof immediately in writing if they affect any Rights to Payment or Proceeds; (xiii) on demand, to execute such documents and do such things as Secured Party may reasonably request for the purpose of perfecting, preserving and, after an Event of Default, enforcing its security interest in any returned property; (xiv) from time to time, when requested by Secured Party, to prepare and deliver a schedule of all Collateral and Proceeds subject to this Agreement and to assign in writing and deliver to Secured Party all accounts, contracts, leases and other chattel paper, instruments, documents and other evidences thereof; (xv) in the event Secured Party elects to receive payments of Rights to Payment or Proceeds as permitted hereby, to pay all reasonable expenses incurred by Secured Party in connection therewith, including reasonable expenses of accounting, correspondence, collection efforts, reporting to account or contract debtors, filing, recording, record keeping and expenses incidental thereto; and (xvi) to do any other acts which may be reasonably necessary to maintain, preserve and protect all Inventory and Equipment and to keep the same in good and salable condition in accordance with the standards and practices adhered to generally by users and manufacturers of like property, and to keep the Collateral and Proceeds free and clear of all defenses, rights of offset and counterclaims which could reasonably be expected to have a Material Adverse Effect.

     6. POWERS OF SECURED PARTY. Debtor appoints Secured Party its true attorney in fact to perform any of the following powers, which are coupled with an interest, are irrevocable until termination of this Agreement and may be exercised from time to time by Secured Party's officers and employees, or any of them, whether or not Debtor is in default; provided however, that notwithstanding the foregoing, Secured Party shall be entitled to exercise the powers set forth in (c), (e), (g), (i), (l), (m) and (n) of this Section 6 solely after the occurrence and during the continuance of an Event of Default:
(a) to perform any obligation of Debtor hereunder in Debtor's name or otherwise
(i) if the failure by Debtor so to perform could reasonably be expected to have a Material Adverse Effect or (ii) at any time after the occurrence and during the continuance of an Event of Default; (b) to give notice of Secured Party's rights in the Collateral and Proceeds; (c) to enforce Secured Party's rights in the Collateral and Proceeds and make extension agreements with respect thereto;
(d) to enter onto Debtor's premises in inspecting the Collateral; (e) to release Persons liable on Rights to Payment and Proceeds and to give receipts and acquittances and compromise disputes in

                                     S-1-4
connection therewith; (f) to release security; (g) to resort to security in any order; (h) to prepare, execute, file, record or deliver notes, assignments, schedules, designation statements, financing statements, continuation statements, termination statements, statements of assignment, applications for registration or like papers to perfect, preserve or release Secured Party's interest in the Collateral and Proceeds; (i) to receive, open and read mail addressed to Debtor; (j) to take cash, instruments for the payment of money and other property which Secured Party is entitled to receive in accordance with the provisions hereof; (k) to verify facts concerning the Collateral and Proceeds by inquiry of obligors thereon, or otherwise, in its own name or a fictitious name;
(l) to endorse, collect, deliver and receive payment under instruments for the payment of money; (m) to make withdrawals from and to close deposit accounts or other accounts with any financial institution, wherever located, into which Proceeds may have been deposited, and to apply funds so withdrawn to payment of the Indebtedness; (n) to prepare, adjust, execute, deliver and receive payment under insurance claims, and to collect and receive payment of and endorse any instrument in payment of loss or returned premiums or any other insurance refund or return, and to apply such amounts received by Secured Party, at Secured Party's sole option, either toward repayment of the Indebtedness or replacement of the Inventory; (o) to preserve or release the interest evidenced by chattel paper to which Secured Party is entitled hereunder and to endorse and deliver evidences of title incidental thereto; (p) to exercise, as otherwise permitted pursuant to this Agreement, all rights, powers and remedies which Debtor would have, but for this Agreement, with respect to all Collateral and Proceeds subject hereto; and (q) to do all acts and things and execute all documents in the name of Debtor or otherwise, deemed by Secured Party as reasonably necessary, proper and convenient in connection with (i) the preservation or perfection of its rights hereunder, or (ii) after the occurrence and during the continuance of an Event of Default, the enforcement of its rights hereunder.

     7. PAYMENT OF PREMIUMS, TAXES, CHARGES, LIENS AND ASSESSMENTS. Debtor agrees to pay, in accordance with the terms of the Credit Agreement, all insurance premiums, taxes, charges, liens and assessments with respect to the Collateral and Proceeds, and upon the failure of Debtor to do so, Secured Party at its option may pay any of them. Any such payments made by Secured Party shall be part of the Indebtedness, shall be due and payable immediately upon demand, together with interest at the rate applicable to Base Rate Loans under the Credit Agreement, and shall be secured by the Collateral and Proceeds, subject to all terms and conditions of this Agreement.

     8. EVENTS OF DEFAULT. The occurrence of any Event of Default under the Credit Agreement shall constitute an "Event of Default" under this Agreement.

     9. REMEDIES. Upon the occurrence and during the continuance of any Event of Default, Secured Party shall have the right, to the extent provided under the Credit Agreement, to declare immediately due and payable all or any Indebtedness

                                     S-1-5
secured hereby and to terminate any commitments to make loans or otherwise extend credit to Debtor under the Credit Agreement. Secured Party shall have all other rights, powers, privileges and remedies granted to a secured party under the California Uniform Commercial Code or otherwise provided by law, including without limitation following the occurrence and during the continuance of an Event of Default, the right to contact all Persons obligated to Debtor on Rights to Payment or Proceeds and to instruct such Persons to deliver all Rights to Payment and/or Proceeds directly to Secured Party. The rights, powers, privileges and remedies of Secured Party are cumulative. No delay, failure or discontinuance of Secured Party in exercising any right, power, privilege or remedy hereunder shall affect or operate as a waiver of such right, power, privilege or remedy; nor shall any single or partial exercise of any such right, power, privilege or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power, privilege or remedy. Any waiver, permit, consent or approval of any kind by Secured Party of any default hereunder, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing. While an Event of Default exists: (a) Debtor will deliver to Secured Party from time to time, as requested by Secured Party, current lists of Collateral and Proceeds; (b) Debtor will not dispose of Collateral or Proceeds except on terms approved by Secured Party; (c) at Secured Party's request, Debtor will assemble and deliver all Collateral and Proceeds, and books and records pertaining thereto, to Secured Party at a reasonably convenient place designated by Secured Party; and (d) Secured Party may, without notice to Debtor, enter onto Debtor's premises and take possession of the Collateral.
With respect to any sale by Secured Party of any Inventory subject to this Agreement, Debtor hereby expressly grants to Secured Party the right to sell, subject to notice as required by applicable law, any such Inventory using any or all of Debtor's trade names, trade name rights and/or proprietary labels or marks. It is agreed that public or private sales, for cash or on credit, to a wholesaler or retailer or investor, or user of property of the types subject to this Agreement, or public auction, are all commercially reasonable since differences in the sales prices generally realized in the different kinds of sales are ordinarily offset by the differences in the costs and credit risks of such sales.

     10. REPLACEMENT OF AGENT; DISPOSITION OF COLLATERAL AND PROCEEDS. In accordance with the provisions of the Credit Agreement relating to replacement of Secured Party as the Agent, Secured Party may transfer the Collateral or Proceeds to its successor Agent and shall be fully discharged thereafter from all further liability and responsibility with respect to any of the foregoing so transferred, and the successor Agent shall be vested with all rights and powers of Secured Party hereunder with respect to any of the foregoing so transferred. After the occurrence and during the continuance of an Event of Default, any proceeds of any disposition of the Collateral or Proceeds, or any part thereof, may be applied by Secured Party to the payment of expenses incurred by Secured Party in connection with such disposition, including reasonable attorneys' fees, and the balance of such proceeds may be applied by Secured

                                     S-1-6

Party toward the payment of the Indebtedness in such order of application as Secured Party may from time to time elect.

     11. COSTS, EXPENSES AND ATTORNEYS' FEES. Debtor shall pay to Secured Party, immediately upon demand and in accordance with the terms of the Credit Agreement, the full amount of all payments, advances, charges, costs and expenses, including reasonable attorneys' fees (to include outside counsel fees and all allocated costs of Secured Party's in-house counsel), incurred by Secured Party in exercising any right, power, privilege or remedy conferred by this Agreement or in the enforcement thereof, including any of the foregoing incurred in connection with any bankruptcy proceeding relating to Debtor or the valuation of the Collateral and/or Proceeds, including without limitation, the seeking of relief from or modification of the automatic stay or the negotiation and drafting of a cash collateral order.

     12. MISCELLANEOUS. Presentment, protest, notice of protest, notice of dishonor and notice of nonpayment are waived with respect to any Proceeds to which Secured Party is entitled hereunder; any right to direct the application of payments or security for Indebtedness of Debtor hereunder, or indebtedness of customers of Debtor, and any right to require proceedings against others or to require exhaustion of security are waived; and consent to extensions, forbearances or alterations of the terms of Indebtedness, the release or substitution of security, and the release of guarantors is given with respect to Proceeds subject to this Agreement; provided however, that in each instance Secured Party believes in good faith that the action in question is commercially reasonable in that it does not unreasonably increase the risk of nonpayment of the Indebtedness to which the action applies. Until all Indebtedness shall have been indefeasibly paid in full, Debtor shall have no right of subrogation or contribution. Debtor hereby waives any benefit of or any right to participate in any of the Collateral or any other security whatsoever now or hereafter held by Secured Party until the Indebtedness shall have been indefeasibly paid in full.

     13. NOTICES. All notices or demands of any kind which Secured Party may be required or desires to serve upon Debtor under the terms of this Agreement shall be served upon Debtor in accordance with the terms of Section 14.9 of the Credit Agreement.

     14. GOVERNING LAW; SUCCESSORS, ASSIGNS. This Agreement shall be governed by and construed in accordance with the laws of the State of California, and shall be binding on and inure to the benefit of the executors, administrators, legal representatives, heirs, successors and assigns of the parties.

     15. SEVERABILITY OF PROVISIONS. If any provision of this Agreement shall be held to be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or any remaining provisions of this Agreement.

                                     S-1-7

     Debtor warrants that its Inventory and Equipment, except Inventory in transit, is located at the business addresses listed on Schedule 1 attached hereto and incorporated herein by this reference.

     IN WITNESS WHEREOF, this Agreement has been duly executed as of
_________________.


                                            ____________________________


                                            By: ________________________________

                                            Title: _____________________________

                                     S-1-8

                                 EXHIBIT T-1A
                                 ------------


                                    Form of
                     Amended and Restated Promissory Note


$7,800,000                                                        August 1, 1995


     FOR VALUE RECEIVED, the undersigned, MDT CORPORATION ("MDT") HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Bank") the principal sum of SEVEN MILLION EIGHT HUNDRED THOUSAND DOLLARS ($7,800,000), in sixty (60) substantially equal consecutive installments, commencing on September 1, 1995, with subsequent installments payable on the first day of each calendar month thereafter (or, if such first day is not a Business Day, then on the immediately succeeding Business Day), and with the last such installment to be due and payable on the Final Maturity Date and in the amount necessary to repay in full the unpaid principal balance hereof.

     MDT further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below.

     Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent under the Credit Agreement (the "Agent"), at 420 Montgomery Street, San Francisco, California 94163.

     The Bank shall record the date and amount of the Term Loan made, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Bank's internal records; provided, however, that the Bank's failure so to record shall
                  --------  -------
not limit or otherwise affect the obligations of MDT hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

     This promissory note amends and restates in full that certain Promissory Note, dated August 20, 1993, made by the undersigned to the order of the Bank, in the original principal amount of $7,000,000. This promissory note is one of the Term Loan Notes referred to in, and is subject to, that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995 (as so amended, and as otherwise may be amended, restated, supplemented, renewed, extended, or modified, the "Credit Agreement") among MDT, MDT Biologic Company, MDT Diagnostic Company, MDT Canada Limited, MDT Technionic

                                    T-1A-1

Company, certain financial institutions named therein as Banks (including the Bank) and the Agent. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

     The promissory note is secured by certain collateral more specifically described in the Credit Agreement and the Loan Documents.

     The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

     This promissory note is subject to prepayment in whole or in part as provided in the Credit Agreement.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


                                            MDT CORPORATION



                                            By__________________________________

                                              Title:

                                    T-1A-2

                                 EXHIBIT T-1B
                                 ------------


                                    Form of
                     Amended and Restated Promissory Note


$4,200,000                                                        August 1, 1995


     FOR VALUE RECEIVED, the undersigned, MDT CORPORATION ("MDT") HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of CHEMICAL BANK (the "Bank") the principal sum of FOUR MILLION TWO HUNDRED THOUSAND DOLLARS ($4,200,000), in sixty (60) substantially equal consecutive installments, commencing on September 1, 1995, with subsequent installments payable on the first day of each calendar month thereafter (or, if such first day is not a Business Day, then on the immediately succeeding Business Day), and with the last such installment to be due and payable on the Final Maturity Date and in the amount necessary to repay in full the unpaid principal balance hereof.

     MDT further promises to pay interest on the Term Loan outstanding hereunder from time to time at the interest rates, and payable on the dates, set forth in the Credit Agreement referred to below.

     Both principal and interest are payable in lawful money of the United States of America and in immediately available funds to WELLS FARGO BANK, NATIONAL ASSOCIATION as Agent under the Credit Agreement (the "Agent"), at 420 Montgomery Street, San Francisco, California 94163.

     The Bank shall record the date and amount of the Term Loan made, the amount of principal and interest due and payable from time to time hereunder, each payment thereof and the resulting unpaid principal balance hereof, in the Bank's internal records; provided, however, that the Bank's failure so to record shall
                  --------  -------
not limit or otherwise affect the obligations of MDT hereunder and under the Credit Agreement to repay the principal of and interest on the Term Loan.

     This promissory note amends and restates in full that certain Promissory Note, dated August 20, 1993, made by the undersigned to the order of the Bank, in the original principal amount of $3,000,000. This promissory note is one of the Term Loan Notes referred to in, and is subject to, that certain Credit Agreement, dated as of August 20, 1993, as amended by that certain Amendment to Credit Agreement, dated as of August 1, 1995 (as so amended, and as otherwise may be amended, restated, supplemented, renewed, extended, or modified, the "Credit Agreement") among MDT, MDT Biologic Company, MDT Diagnostic Company, MDT Canada Limited, MDT Technionic

                                    T-1B-1

Company, certain financial institutions named therein as Banks (including the Bank) and the Agent. Capitalized terms used herein shall have the respective meanings assigned to them in the Credit Agreement.

     The promissory note is secured by certain collateral more specifically described in the Credit Agreement and the Loan Documents.

     The Credit Agreement provides, among other things, for acceleration (which in certain cases shall be automatic) of the maturity hereof upon the occurrence of certain stated events, in each case without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived.

     This promissory note is subject to prepayment in whole or in part as provided in the Credit Agreement.

     THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF CALIFORNIA.


                                            MDT CORPORATION



                                            By__________________________________

                                              Title:

                                    T-1B-2